UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2018

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2018, Seagate Technology plc (the “Company” or “Seagate”) issued a press release announcing selected preliminary financial information for the fiscal second quarter ended December 29, 2017. The table titled “Preliminary Adjustments to GAAP Operating Expense” inadvertently included an error in the Non-GAAP adjustments. The GAAP and non-GAAP numbers as presented were not impacted by this error and the updated non-GAAP adjustments are included in the attached press release. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
Item 7.01 Regulation FD Disclosure.
Seagate will report its fiscal second quarter 2018 financial results before the market opens on January 29, 2018. Seagate management will hold a public webcast on January 29, 2018 at 6:00 a.m. Pacific Time/9:00 a.m. Eastern Time that can be accessed on its Investor Relations website at www.seagate.com/investors. During the webcast, the Company will provide an outlook for its third fiscal quarter of 2018 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at www.seagate.com/investors shortly following event conclusion. Investors and others should note that the Company routinely uses the Investors section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on www.seagate.com.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.

99.1
Press release, dated January 8, 2018, of Seagate Technology plc entitled “Seagate Technology Announces Preliminary Financial Information for Fiscal Second Quarter 2018 and Completion of Long-Term NAND Supply Agreement with Toshiba Memory Corporation”

Cautionary Note Regarding Forward-Looking Statements
This 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the Company’s plans, strategies and prospects, our ability to address any product availability constraints with our customers, continuity of long-term NAND supply, market demand for its products, its product offerings, estimates of future revenue and profit growth and estimates of industry growth. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” or the negative of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: items that may be identified during its financial statement closing process that cause adjustments to the estimates included in this report; the uncertainty in global economic conditions; the impact of the variable demand and adverse pricing environment for disk drives; the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; the

Company’s ability to achieve projected cost savings in connection with restructuring plans; possible excess industry supply with respect to particular disk drive products; disruptions to its supply chain or production capabilities; unexpected advances in competing technologies or changes in market trends; the development and introduction of products based on new technologies and expansion into new data storage markets; the Company’s ability to comply with certain covenants in its credit facilities with respect to financial ratios and financial condition tests; currency fluctuations that may impact the Company’s margins and international sales; cyber-attacks or other data breaches that disrupt its operations or result in the dissemination of proprietary or confidential information and cause reputational harm; and fluctuations in interest rates. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this 8-K is contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 4, 2017, the “Risk Factors” section of which is incorporated into this 8-K by reference, and other documents filed with or furnished to the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
The inclusion of Seagate’s website address in this press release is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, Seagate’s website and social media channels are not part of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ DAVID H. MORTON, JR.
Name:	David H. Morton, Jr.
Title:	Executive Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 8, 2018